SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                              ---------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-28887



                        Date of Report: January 25, 2008





                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             22-3328734
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(State of other jurisdiction of                                  (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                  10019
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__Written  communications  pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION

Guaranty

On January 25, 2008, a financing was completed that resulted in GreenShift Corporation becoming the guarantor of the debts of several of its affiliates. The beneficiary of the guarantees was YA Global Investments, LP ("YAGI"). YAGI is the holder of debt instruments issued by GreenShift Corporation, which are in default. The guarantees were issued in consideration of YAGI's continuing tolerance of GreenShift's defaults.

     i.   GS COES (Yorkville I) Financing

GreenShift guaranteed the obligations of GS COES (Yorkville I), LLC, a subsidiary of GS CleanTech, under the terms of a Credit Agreement with YAGI that was closed on January 25, 2008. The Credit Agreement will make up to $10 million available to GS COES (Yorkville I) for the purpose of constructing and installing corn oil extraction systems that have been ordered by several ethanol manufacturers. Amounts advanced by YAGI to GS COES (Yorkville I) LLC (the "Loans") will be repayable on the following terms:

     -    All Loans must be repaid on or prior to August 31, 2009.
     - Commencing on July 1, 2008, GS COES must pay to YAGI on account of the principal amount of the Loans an amount equal to the greater of (a) $100,000 and (b) 30% of its EBITDA for the month.
     -    GS COES may prepay the Loans without penalty.

GS COES (Yorkville I) is also required to pay to YAGI:

     -    Interest on the Loans at a rate of 20% per annum.
     - A fee equal to $.10 per gallon of corn oil extracted at the GS COES (Yorkville I) installations until the later of (a) the date on which the Credit Agreement is terminated or (b) the date on which YAGI has received the fee with respect to 20 million gallons.

     ii.  Convertible Debentures

GreenShift also guaranteed the obligations of several affiliates arising under debentures they issued to YAGI (the "Debentures"). The following table shows the current status of the convertible debentures issued by GreenShift and its affiliates to YAGI.

------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
Creditor            Original Issuance Date    Original           Current          Accrued and      Principal Amount
                                              Principal Balance  Principal        unpaid Interest  of Amended and
                                                                 Balance                           Restated
                                                                                                   Debentures
----------------------------------------------------------------------------------------------------------------------
GS CleanTech Corporation
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    February 8, 2006          $1,900,000         $1,900,000       $184,986         $2,084,986
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    April 13, 2006            $4,400,000         $2,400,000       $389,277         $2,789,277
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    February 27, 2007         $1,125,000         $1,125,000       $99,062          $1,224,062
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    March 31, 2004            $2,190,410         $712,510         $120,453         $832,963
----------------------------------------------------------------------------------------------------------------------
GS AgriFuels Corporation (subsidiary of GS CleanTech)
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    June , 2006               $5,500,000         $5,500,000       $863,425         N.A.
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    October, 2006             $13,000,000        $13,000,000      $1,524,384       N.A.
----------------------------------------------------------------------------------------------------------------------
GS EnviroServices, Inc. (affiliate of GS CleanTech)
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    January 11, 2008                                                               $2,000,000
----------------------------------------------------------------------------------------------------------------------
GreenShift Corporation (previously parent of GS CleanTech)
----------------------------------------------------------------------------------------------------------------------
                    October 12, 2005          $1,475,000         $262,500         $258             N.A.
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    February 8, 2006          $3,050,369         $1,150,369       $41,287          N.A.
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    June 26, 2007             $575,000           $575,000         $35,231          N.A.
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------

Payment of all obligations with respect to the Loans and the Debentures (including the Debentures issued by GreenShift) has also been guaranteed by GS CleanTech, by its Chairman, Kevin Kreisler, by his holding company, Viridis Capital, LLC, and by all of the subsidiaries of GS CleanTech. The Loans and Debentures are also guaranteed up to $1.5 million by GS EnviroServices, Inc., an affiliate of GS CleanTech. GS COES (Yorkville I) LLC and each guarantor has pledged all of its assets to secure repayment of the Loans and the Debentures.

Amended Forbearance Agreement

In connection with the financing transactions described in this Report, YAGI entered into an Amended and Restated Forbearance Agreement with GreenShift, GS CleanTech (its former subsidiary), and Viridis Capital, LLC (its majority shareholder). The Agreement recited that a default existed under certain debentures issued to YAGI by GS CleanTech, which were guaranteed by GreenShift and Viridis Capital, as well as under the debentures issued by GreenShift to YAGI. In order to secure the defaulted debentures, the parties had, at the time of issuance of the debentures, pledged to YAGI the following securities:

          ------------------------ -------------------------------------------------     --------------------
          Pledgor                  Pledged Shares                                        Issuer
          ------------------------ -------------------------------------------------     --------------------
          Viridis                  1,000,000  shares  of Series C  Preferred  Stock      GreenShift
                                   convertible into common stock
          ------------------------ -------------------------------------------------     --------------------
          Viridis                  750,000  shares  of  Series  C  Preferred  Stock      GS CleanTech
                                   convertible into common stock
          ------------------------ -------------------------------------------------     --------------------
          GS                       CleanTech 1,000,000 shares of Series C
                                   Preferred Stock                                       GS Energy Corporation
                                   convertible into common stock
          ------------------------ -------------------------------------------------     --------------------
          GS CleanTech             6,266,666   shares   of   common   stock  of  GS      GS EnviroServices
                                   EnviroServices  (defined as "GS  Pledged  Shares
                                   Pool 1")
          ------------------------ -------------------------------------------------     --------------------


In the Amended and Restated Forbearance Agreement, the parties agreed that in order to remedy the default under the Debentures, YAGI will be entitled to exercise the right of conversion under the pledged preferred stock, and to sell any of the resulting common shares or the pledged common shares. The Agreement stipulates that YAGI may not at any time own more than 4.99% of the outstanding common shares of any of the issuers. Each time YAGI takes shares under the Agreement, 90% of the volume weighted average market price for the five trading days preceding the delivery will be applied against the principal amount of the Debentures. YAGI agreed that, if no other defaults occur under the Debentures, it would waive all other rights and penalties available to it as a result of the present defaults.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

10-a Credit Agreement dated January 11, 2008 between GS COES (Yorkville I) LLC and YA Global Investments, LP

10-b Amended and Restated Forbearance Agreement dated as of January 11, 2008 among GS CleanTech Corporation, GreenShift Corporation, Viridis Capital, LLC and YA Global Investments, LP.

10-c Global Guaranty Agreement dated January 11, 2008 among Viridis Capital LLC,
     Kevin Kreisler, GreenShift Corporation, GS AgriFuels Corporation, GS CleanTech Corporation, each of their subsidiaries, and YA Global Investments, LP.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  January 29, 2008                    GREENSHIFT CORPORATION


                                            By: /s/ Kevin Kreisler
                                            -----------------------------------
                                                    Kevin Kreisler, Chairman